Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			JPMORGAN CHASE + CO (CUSIP 46647PAJ5)


Date Purchased:			07/17/17


Price Per Share:	 	100.000 USD


Shares Purchased,
by the Portfolio *:		12,570,000


Total Principal Purchased
by the Portfolio *:		12,570,000 USD


Commission or Spread:		0.875%


Broker:				J.P. Morgan Securities LLC


Member:				PNC Capital Markets LLC


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			MORGAN STANLEY (CUSIP 61744YAK4)


Date Purchased:			07/19/17


Price Per Share:	 	100.000 USD


Shares Purchased,
by the Portfolio *:		4,290,000


Total Principal Purchased
by the Portfolio *:		4,290,000 USD


Commission or Spread:		0.450%


Broker:				Morgan Stanley & Co. LLC


Member:				PNC Capital Markets LLC



Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			COX COMMUNICATIONS INC  (CUSIP 224044CH8)


Date Purchased:			07/24/17


Price Per Share:	 	99.862 USD


Shares Purchased,
by the Portfolio *:		3,355,000


Total Principal Purchased
by the Portfolio *:		3,350,370 USD


Commission or Spread:		0.625%


Broker:				RBC Capital Markets, LLC


Member:				PNC Capital Markets LLC


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			CROWN CASTLE INTL CORP (CUSIP 22822VAG6)


Date Purchased:			07/25/17


Price Per Share:	 	99.721 USD


Shares Purchased,
by the Portfolio *:		4,090,000


Total Principal Purchased
by the Portfolio *:		4,078,589 USD


Commission or Spread:		0.625%


Broker:				Morgan Stanley & Co


Member:				PNC Capital Markets LLC


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			INTERNATIONAL PAPER CO (CUSIP 460146CS0)


Date Purchased:			07/31/17


Price Per Share:	 	99.898 USD


Shares Purchased,
by the Portfolio *:		4,720,000


Total Principal Purchased
by the Portfolio *:		4,715,186 USD


Commission or Spread:		0.875%


Broker:				MERRILL LYNCH, PIERCE, FENNER & SMITH


Member:				PNC Capital Markets LLC


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			AETNA INC (CUSIP 00817YAZ1)


Date Purchased:			08/07/17


Price Per Share:	 	99.682 USD


Shares Purchased,
by the Portfolio *:		1,815,000


Total Principal Purchased
by the Portfolio *:		1,809,228 USD


Commission or Spread:		0.750%


Broker:				J.P. Morgan Securities LLC


Member:				PNC Capital Markets LLC



Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			UNION PACIFIC CORP  (CUSIP 907818EQ7)


Date Purchased:			09/12/17


Price Per Share:	 	99.901 USD


Shares Purchased,
by the Portfolio *:		1,800,000


Total Principal Purchased
by the Portfolio *:		1,798,218 USD


Commission or Spread:		0.875%


Broker:				Morgan Stanley Co. LLC


Member:				PNC Capital Markets LLC



Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			CONCHO RESOURCES INC  (CUSIP 20605PAH4)


Date Purchased:			09/13/17


Price Per Share:	 	99.636 USD


Shares Purchased,
by the Portfolio *:		960,000


Total Principal Purchased
by the Portfolio *:		956,506 USD


Commission or Spread:		0.650%


Broker:				Merrill Lynch,Pierce,Fenner & Smith Incorporated


Member:				PNC Capital Markets LLC


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			CONCHO RESOURCES INC (CUSIP 20605PAJ0)


Date Purchased:			09/13/17


Price Per Share:	 	99.749 USD


Shares Purchased,
by the Portfolio *:		685,000


Total Principal Purchased
by the Portfolio *:		683,281 USD


Commission or Spread:		0.875%


Broker:				Merrill Lynch,Pierce,Fenner & Smith Incorporated


Member:				PNC Capital Markets LLC


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38148YAA6)


Date Purchased:			10/24/17


Price Per Share:	 	100.000 USD


Shares Purchased,
by the Portfolio *:		1,370,000


Total Principal Purchased
by the Portfolio *:		1,370,000 USD


Commission or Spread:		0.875%


Broker:				GOLDMAN SACHS & CO. LLC


Member:				PNC Capital Markets LLC


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			PHILADELPHIA PA ARPT REVENUE (CUSIP 717817UM0)


Date Purchased:			12/15/17


Price Per Share:	 	114.507 USD


Shares Purchased,
by the Portfolio *:		620,000


Total Principal Purchased
by the Portfolio *:		709,943 USD


Commission or Spread:		0.412%


Broker:				MERRILL LYNCH, PIERCE, FENNER & SMI


Member:				PNC Capital Markets LLC


Brighthouse Funds Trust II BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			BlackRock Bond Income Portfolio


Security:			PHILADELPHIA PA ARPT REVENUE (CUSIP 717817UL2)


Date Purchased:			12/15/17


Price Per Share:	 	114.950 USD


Shares Purchased,
by the Portfolio *:		510,000


Total Principal Purchased
by the Portfolio *:		586,245 USD


Commission or Spread:		0.412%


Broker:				MERRILL LYNCH, PIERCE, FENNER & SMI


Member:				PNC Capital Markets LLC


Brighthouse Funds Trust II Loomis Sayles Small Cap Core Portfolio
Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			Loomis Sayles Small Cap Core Portfolio


Security:			At Home Group, Inc. (CUSIP 04650Y100)


Date Purchased:			12/07/17


Price Per Share:	 	24.50 USD


Shares Purchased
by the Portfolio *:		18,474


Total Principal Purchased
by the Portfolio *:		452,613 USD


Commission or Spread:		1.04 USD


Broker:				Bank of America


Member:				Natixis


Brighthouse Funds Trust II Loomis Sayles Small Cap Growth Portfolio Securities Purchases during an Underwriting involving
Natixis subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 07/01/17 through 12/31/17


Portfolio:			Loomis Sayles Small Cap Growth Portfolio


Security:			At Home Group, Inc. (CUSIP 04650Y100)


Date Purchased:			12/07/17


Price Per Share:	 	24.50 USD


Shares Purchased
by the Portfolio *:		44,839


Total Principal Purchased
by the Portfolio *:		1,098,556 USD


Commission or Spread:		1.04 USD


Broker:				Bank of America


Member:				Natixis